Exhibit 10.49

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

FIRST AMENDMENT TO LICENSE, SUPPLY AND DISTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO LICENSE, SUPPLY AND DISTRIBUTION AGREEMENT is made and entered into as of this 19th day of December, 2005 (“Effective Date”) by and between F.Hoffmann-La Roche Ltd. (“FHLR”) having a principal office at Grenzacherstrasse 124, Basel, Switzerland and 454 Life Sciences Corporation (“454”) having a principal office at 20 Commercial Street, Branford, CT 06405, USA.

RECITALS

WHEREAS, the Parties have entered into a written License, Supply and Distribution Agreement dated May 11, 2005 (“Original Agreement”); and

WHEREAS, according to the last paragraph of Section 2.7 of the Original Agreement the Parties wish to change the Initial estimated ASP in Section 3.3 (b) and Exhibit 2 of the Original Agreement and the Licensed Products Specifications in Exhibit 3 of the Original Agreement.

NOW THEREFORE, in consideration of the covenants and mutual promises set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. According to Section 3.3 (b) of the Original Agreement the Parties hereby define in detail the Licensed Products, the initial estimated ASP for the Licensed Products and the launch date by amending Exhibit 2. Exhibit 2 shall be replaced by the following new Exhibit 2:

(See attached document.)

Furthermore, the launch date for all Licensed Products shall be September 30, 2005.

2. Exhibit 3 of the Original Agreement shall be deleted in its entirety and replaced by the following new Exhibit 3:

(See attached document.)

3. The Parties agree that the “Accessories” listed on the new Exhibit 2 shall be treated the same as the Instrument regarding the payment of royalties.

4. According to Section 3.3 (c) the Parties have to agree on the applicable estimated ASP for the following calendar year latest by November 30th. In deviation from this Section 3.3 (c) the Parties agree that for the calendar year 2006 the applicable estimated ASP shall be as set out in Section 1 of this First Amendment.

IN WITNESS WHEREOF, each of the Parties has caused this First Amendment to the Original Agreement to be executed by its duly authorized representative.

Basel, F. Hoffmann-La Roche Ltd		Branford, 454 Life Sciences

By:	/s/ Severin Schwan	By:	/s/ Christopher K. McLeod
Name:	Severin Schwan	Name:	Christopher K. McLeod
Title:	CEO Division Diagnostics	Title:	President & CEO
Date:	Feb. 6, 2006	Date:	Jan. 9, 2006

By:	/s/ C. J. Ruetsch
Name:	C. J. Ruetsch
Title:	Legal Counsel
Date:	Feb. 2, 2006

Reagents

	Cat. No.	Product	ASP $/Kit	Transfer Price $/Sub Kit
Kit	04746694001	GS 20 DNA Library Preparation Kit	[**]	[**]

Sub Kit 1	04746708001	GS 20 DNA Library Preparation Kit Buffers		[**]

Sub Kit 1	04746716001	GS 20 DNA Library Preparation Kit Enzymes and Adaptors		[**]

Sub Kit 1	04746724001	GS 20 DNA Library Preparation Kit Nebulizers		[**]

Sub Kit 1	04746732001	GS 20 DNA Library Preparation Kit Immobilization Beads		[**]

Kit	04746503001	GS 20 emPCR Kit	[**]	[**]

Sub Kit 1	04746511001	GS 20 emPCR Kit Bead Recovery Reagents		[**]

Sub Kit 2	04746520001	GS 20 emPCR Kit Clonal Amplification Reagents		[**]

Sub Kit 3	04746538001	GS20 emPCR Kit Enrichment Beads		[**]

Sub Kit 4	04746546001	GS 20 emPCR Kit Emulsion Oil		[**]

Kit	04746554001	GS 20 Sequencing Kit (70 x75)	[**]	[**]

Sub Kit 1	04746562001	GS 20 Sequencing Kit (70x75) Pre-wash / Post-wash Buffers		[**]

Sub Kit 2	04746589001	GS 20 Pre-wash Tubes		[**]

Sub Kit 3	04746597001	GS 20 Sequencing Kit (70 x75) Wash Buffers		[**]

Sub Kit 4	04746619001	GS 20 Sequencing Kit (70 x75) Sequencing Reagents		[**]

Sub Kit 5	04746627001	GS 20 Sequencing Kit (70 x75) Sequencing Enzymes		[**]

Sub Kit 6	04746635001	GS 20 Sipper Tubes		[**]

Kit	04746422001	GS 20 Sequencing Kit (40x75)	[**]	[**]

Sub Kit 1	04746457001	GS 20 Sequencing Kit (40x75) Pre-wash / Post-wash Buffers		[**]

Sub Kit 2	04746589001	GS 20 Pre-wash Tubes		[**]

Sub Kit 3	04746473001	GS 20 Sequencing Kit (40x75) Wash Buffers		[**]

Sub Kit 4	04746481001	GS 20 Sequencing Kit (40x75) Sequencing Reagents		[**]

Sub Kit 5	04746490001	GS 20 Sequencing Kit (40x75) Sequencing Enzymes		[**]

Sub Kit 6	04746635001	GS 20 Sipper Tubes		[**]

Kit	04746759001	GS 20 Maintenance Wash Kit	[**]	[**]

Sub Kit 1	04746767001	GS20 Maintenance Wash Kit Maintenance Wash Reagents		[**]

Sub Kit 2	04746783001	GS 20 Maintenance Wash Kit Bottles		[**]

Sub Kit 3	04746635001	GS 20 Sipper Tubes		[**]

Kit	04774981001	GS 20 Installation Kit	[**]	[**]

Sub Kit 1	04774990001	GS 20 Installation Kit Control DNA Beads		[**]

Sub Kit 2	04746457001	GS 20 Sequencing Kit (40x75) Pre-wash / Post-wash Buffers		[**]

Sub Kit 3	04746589001	GS 20 Pre-wash Tubes		[**]

Disposables

	Cat. No.	Product	ASP $/Kit	Transfer Price $/Sub Kit
Kit	04746821001	GS 20 PicoTiterPlate Kit (70x75)	[**]	[**]

Kit	04746813001	GS 20 PicoTiterPlate Kit (40x75)	[**]	[**]

Accessories

Cat. No.	Product	ASP $/Kit	Transfer Price $/ Kit
04777034001	Medium Bead Deposition Device, complete	[**]	[**]

04777042001	Medium Bead Deposition Device, complete 8 lanes	[**]	[**]

04777069001	Large Bead Deposition Device, complete	[**]	[**]

04777115001	Counterweight for the Bead Deposition Devices	[**]	[**]

04777018001	Camera Faceplate Guard	[**]	[**]

04777026001	Nebulizer Holder	[**]	[**]

Instrument
Cat. No.	Product	ASP $	Transfer Price $	Transfer Price (incl Training Kits + Installation Kits) $
04746694001	GS 20 DNA Instrument	[**]	[**]	[**]
including:
04777034001	Medium Bead Deposition Device, complete
04777042001	Medium Bead Deposition Device, complete 8 lanes
04777069001	Large Bead Deposition Device, complete
04777115001	Counterweight for the Bead Deposition Devices
04777018001	Camera Faceplate Guard
04777026001	Nebulizer Holder
Medium PicoTiterPlate Cartridge; 40x75
Large PicoTiterPlate Cartridge; 70x75
Swinlock Filter Unit
5 x 16 Gauge Blunt Needles
5 x Plastic Economy Foreceps
Zeiss Tissue (Box)
Wash Tube Holder
Extra Fluidics Waste Tank and Bottle Support
GS 20 DNA Library Preparation Kit User’s Manual
GS 20 DNA Library Preparation Kit Quick Guide
GS 20 emPCR Kit User’s Manual
GS 20 emPCR Kit Quick Guide
Genome Sequencer 20 Operator’s Manual
Genome Sequencer 20 Quick Guide
GS 20 Data Processing Software Manual
Genome Sequencer 20 Site Preparation Guide

Additional items which must be ordered seperately

Training

04746694001	GS 20 DNA Library Preparation Kit		[**]	[**]

04746503001	GS 20 emPCR Kit (3)		[**]	[**]

04746554001	GS 20 Sequencing Kit (70x75)		[**]	[**]

04746422001	GS 20 Sequencing Kit (40x75) (3)		[**]	[**]

04746821001	GS 20 PicoTiterPlate Kit (70x75)		[**]	[**]

04746813001	GS 20 PicoTiterPlate Kit (40x75) (3)		[**]	[**]

Installation

04774981001	GS 20 Installation Kit		[**]	[**]

04746554001	GS 20 Sequencing Kit (70x75)		[**]	[**]

04746821001	GS 20 PicoTiterPlate Kit (70x75)		[**]	[**]

Exhibit 3

Licensed Products Specifications

The following Specifications V 1.01 do not include the additional terms that are laid down in the Original Agreement:

•	update shelf life time of reagents up to [**] after Launch

•	update of maintenance interval for tubings to [**] (not feasible for Version 1.01)

NO	Document ID	Document Name	PDF file
1	SPC-00028	454 Genome Sequencer Version 1.01 System Specifications	[**]
2	SPC-00034	Instrument: Technical Requirements Specifications	[**]
3	SPC-00036	Software: Software Requirement Specifications	[**]
4	SPC-00031	Specifications Library Preparation Kit	[**]
5	SPC-00029	Specification Emulsion-based Clonal Amplification Kit	[**]
6	SPC-00032	Specification Sequencing Kit	[**]
7	SPC-00033	Specifications PicoTiterPlate Kits	[**]